Subsequent events	9 Months Ended
Sep. 30, 2017
Subsequent events
Subsequent events

12. Subsequent Events

On October 6, 2017, we sold 4,000,000 ordinary shares in a public offering at a price to the public of $6.25 per ordinary share for net proceeds of approximately $23.4 million, after deducting underwriting discounts and commissions and offering expenses payable by us.